UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 21, 2025
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GoodRx Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 268-2822
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On January 21, 2025, the Board of Directors (the “Board”) of GoodRx Holdings, Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, appointed Scott Wagner as a Class II director of the Company. Mr. Wagner’s term will expire at the Company’s 2025 Annual Meeting of Stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal. The Board also appointed Mr. Wagner as the Chair of the Board’s Compensation Committee, and appointed Mr. Wagner as a Co-Chair of the Board, to serve in such role together with the existing Chair (now to be referred to as Co-Chair), Trevor Bezdek.
Mr. Wagner, 53, served as the Company’s Interim Chief Executive Officer from April 2023 to January 2025. Mr. Wagner joins the Board with more than 25 years of executive leadership experience, including his tenure as Chief Executive Officer and President/Chief Operating Officer/Chief Financial Officer at GoDaddy, which saw the company expanded its services globally and tripling in revenue, reaching nearly $3 billion. Prior to GoDaddy, Mr. Wagner served as a Partner at KKR, a global investment company, where he worked from 2000 to 2012 as one of the leads of KKR’s Capstone team. Mr. Wagner holds a B.A. degree in Economics from Yale University and an M.B.A. degree from Harvard Business School. The Board believes Mr. Wagner is qualified to serve as a director due to his experience serving as Interim Chief Executive Officer of the
Company, as well as his experience serving as a director and officer for high-growth tech companies.
On January 21, 2025, Simon Patterson resigned as a member of the Board and as a member of the Board’s
Nominating and Corporate Governance Committee and Innovation Committee. The vacancy created by Mr. Patterson’s resignation was filled by Mr. Wagner’s election. Mr. Patterson’s decision to resign is not the result of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.
The Company is party to that certain Stockholders Agreement, dated as of September 22, 2020 (the “Stockholders
Agreement”), by and among the Company, SLP Geology Aggregator, L.P. (with certain affiliate stockholders, the “Silver Lake
Stockholders”), an entity affiliated with Silver Lake, and certain other stockholders of the Company (collectively, together with the Silver Lake Stockholders, the “Sponsor Stockholders”), pursuant to which the Company granted each Sponsor
Stockholder certain board designation rights subject to such Sponsor Stockholder’s ownership of specified percentages of the Company’s common stock. The Silver Lake Stockholders exercised their right under the Stockholders Agreement to fill the vacancy created by Mr. Patterson’s resignation. As discussed above, the Board’s Nominating and Corporate
Governance Committee recommended, and the Board approved, the appointment of Mr. Wagner to fill the Class II vacancy.
Mr. Wagner has entered into the Company’s standard indemnification agreement for directors and officers, the form of which was previously filed by the Company as Exhibit 10.1 to the Registration Statement on Form S-1/A (File No.
333-248465) initially filed by the Company with the SEC on September 14, 2020.
Compensation of Mr. Wagner
Mr. Wagner will receive the standard compensation received by non-employee directors under the Company’s amended and restated Non-Employee Director Compensation Program (the “A&R Director Compensation Program”). Pursuant to the
A&R Director Compensation Program, Mr. Wagner was granted an initial award of restricted stock units (“RSUs”) with a value of $420,000 and a pro-rated Annual Award (as defined below) of RSUs with a value of $85,699, in each case, effective on his Board election date. The number of RSUs underlying each award is determined by dividing the value by the average closing price for the Company’s Class A common stock over the 30 calendar days preceding the grant date. The initial award will vest as to one-third of the shares underlying the grant on each of the first three anniversaries of the grant date, subject to continued service through the applicable vesting date. The pro-rated Annual Award will vest in full on the earlier of (i) June 6,
2025 and (ii) the date of the 2025 Annual Meeting of Stockholders, subject to continued service through the applicable vesting date. Under the A&R Director Compensation Program, Mr. Wagner also will be eligible to receive the following compensation as a non-employee director: (a) an annual cash retainer of $30,000 for his service on the Board (pro-rated based on his service during the 2025 fiscal year), (b) an additional annual cash retainer of $15,000 for his service as the
Chair of the Compensation Committee (pro-rated based on his service during the 2025 fiscal year), and (c) if serving on the
Board as of the date of the annual meeting of the Company’s stockholders for a given calendar year, an annual award of
RSUs with a value of $230,000 (each, an “Annual Award”) granted on such annual meeting date.
Pursuant to the Company’s Deferred Compensation Plan for Directors (the “Deferred Compensation Plan”), Mr. Wagner
will be permitted to defer (i) all or a portion of his annual cash retainers (including any cash retainers for service on a committee) earned under the A&R Director Compensation Program and (ii) the settlement of any of his RSU awards granted under the A&R Director Compensation Program beyond the applicable vesting period in accordance with the terms and conditions set forth in the Deferred Compensation Plan.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	January 22, 2025	By:	/s/ Wendy Barnes
Name: Wendy Barnes Title: Chief Executive Officer